UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 14, 2016
Date of earliest event reported: June 8, 2016

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	001-09972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 N. Rogers Road, Olathe, Kansas 66062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 764-1045

N/A
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)
On June 8, 2016, Hooper Holmes, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”).

(b)
The Company had 128,212,273 shares of Common Stock outstanding as of April 15, 2016, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 107,793,003 shares of Common Stock, or approximately 84.07 % of the shares of Common Stock entitled to vote, were present in person or represented by proxy constituting a quorum. The following sets forth information regarding the final results of the voting at the Annual Meeting:

Election of Directors. The Company’s shareholders elected six directors, Ronald V. Aprahamian, Henry E. Dubois, Mark J. Emkjer, Larry Ferguson, Gus D. Halas, and Thomas A. Watford each to serve for a term of one year and until their successors are duly elected and qualified. The following is a breakdown of the voting results:

Director	Votes For	Votes Withheld	Broker Non-Votes
Ronald V. Aprahamian	47,034,507	10,815,048	49,943,448
Henry E. Dubois	47,521,519	10,328,036	49,943,448
Mark J. Emkjer	47,492,497	10,357,058	49,943,448
Larry Ferguson	47,524,241	10,325,314	49,943,448
Gus D. Halas	55,773,529	2,076,026	49,943,448
Thomas A. Watford	47,408,139	10,441,416	49,943,448

Second Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan. The Company’s shareholders approved the Second Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan for the purposes of increasing the number of shares available for issuance under the Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,425,666	4,372,676	10,051,213	49,943,448

Amendment of Amended and Restated Certificate of Incorporation. The Company’s shareholders approved the Amendment to the Company’s Amended and Restated Certificate of Incorporation for the purpose of effecting a 1-for-15 reverse stock split. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions
100,167,756	6,532,190	1,093,057

Non-Binding Advisory Vote on Executive Compensation. The Company’s shareholders approved, by non-binding vote, the compensation of the Company’s named executive officers, as disclosed in the Compensation of Executive Officers section, the compensation tables and the narrative discussion in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2016. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,724,689	2,151,190	9,973,676	49,943,448

Item 8.01.    Other Events.
On June 14, 2016, the Company issued a press release announcing the effective date of the reverse stock split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.
(d)     Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2016	HOOPER HOLMES, INC.

	By:	/s/ Steven R. Balthazor
Steven R. Balthazor
Chief Financial Officer